SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934






       Date of Report (Date of earliest event reported) November 26, 1996



                             TEAM RENTAL GROUP, INC.
               (Exact name of registrant as specified in charter)




Delaware                            0-23962                   59-3327576
--------------------------------------------------------------------------------
(State or other                   (Commission               (IRS Employer
jurisdiction of                   File Number)            Identification No.)
incorporation)




125 Basin Street, Suite 210, Daytona Beach, Florida                    32114
--------------------------------------------------------------------------------
 (Address of principal executive offices)                             (Zip Code)



Registrant's telephone number including area code                 (904) 238-7035
                                                  ------------------------------



--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 4.        Changes in Registrant's Certifying Accountant

On November 26, 1996, Team Rental Group, Inc. (the "Company") appointed Arthur Andersen LLP as its independent accountants for the remainder of 1996. The Company's Audit Committee recommended the appointment which was approved by the Board of Directors.

The Board of Directors did not renew the engagement of Deloitte & Touche LLP, ("Deloitte & Touche") the Company's former independent accountants. The report of Deloitte & Touche on the Company's financial statements for the past two years contained no adverse opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. Since the Company's inception, Deloitte & Touche's reports on the Company's financial statements did not contain an adverse opinion or a disclaimer of opinion, nor were the opinions qualified or modified as to uncertainty, audit scope, or accounting principles, nor were there any events of the type requiring disclosure under Item 304
(a)(1)(v) of Regulation S-K.

With regard to Item 304 (a)(1)(iv) of Regulation S-K, the Company reports the following:

On February 2, 1996, the Company announced that it would restate its financial statements for all periods since its initial public offering in 1994. This restatement resulted from a change in the accounting treatment of the common stock warrant issued to Budget Corporation concurrently with the Company's initial public offering in August 1994. This change in accounting treatment was the subject of numerous discussions between Company officers and representatives of Deloitte & Touche, and was approved by the audit committee and announced to the public on February 2, 1996. The Company believes that this matter was resolved to the satisfaction of Deloitte & Touche.

In late 1995, the Company received funds from a vehicle manufacturer that it accounted for in a manner similar to funds it had received from a manufacturer in 1993. In March 1996, Deloitte & Touche advised the Company that it did not deem the 1995 transaction analogous to the 1993 transaction. The Company issued its financial statements in accordance with the recommendation of Deloitte & Touche, and believes that this matter was resolved to the satisfaction of Deloitte & Touche.

The Company has provided Deloitte & Touche LLP with a copy of the disclosures contained in this Report and has requested that Deloitte & Touche furnish it with a letter addressed to the Securities & Exchange Commission (the "SEC") stating whether it agrees with the above statements. A copy such letter will be filed as exhibit 16 in an amendment to this Report.

The Company confirms that neither it nor anyone acting on its behalf has consulted Arthur Andersen LLP regarding any of the matters referred to in Item 304(a)(2) of Regulation S-K prior to their appointment.

Item 7.  Financial Statements and Exhibits

a)    Exhibit:
        Exhibit 16 Letter Re: Change in certifying accountant will be filed by amendment.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


TEAM RENTAL GROUP, INC.

By:      By:  /s/ Sanford Miller
                  --------------
                  Sanford Miller
                  Chief Executive Officer

Dated:    December 4, 1996